ADVISORS DISCIPLINED TRUST 1071

                          SUPPLEMENT TO THE PROSPECTUS

     AllianzGI Global Equity & Convertible Income Fund (NYSE: NGZ) has merged with and into AllianzGI Equity & Convertible Income Fund (NYSE: NIE). Accordingly, notwithstanding anything to the contrary in the prospectus, the trust's portfolio now includes shares of AllianzGI Equity & Convertible Income Fund and will no longer include shares of AllianzGI Global Equity & Convertible Income Fund. AllianzGI Equity & Convertible Income Fund seeks total return comprised of capital appreciation, current income and gains.



     Supplement Dated:  January 27, 2014




















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